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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 26, 2004
                                                         ----------------

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                              73-1564280
(STATE OR OTHER JURISDICTION OF                                (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (c) EXHIBITS

             99.1 Alliance Resource Partners, L.P. press release dated as of January 26, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein is being furnished under Item 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On January 26, 2004, Alliance Resource Partners, L.P. (the "Partnership"), announced via press release its earnings and operating results for the fourth quarter of 2003. A copy of the Partnership's press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



         ALLIANCE RESOURCE PARTNERS, L.P.


By:      Alliance Resource Management GP, LLC,
         its managing general partner


By:      /s/ Joseph W. Craft III
         ------------------------------------------
         Joseph W. Craft III
         President and Chief Executive Officer


Date: January 26, 2004


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                                  EXHIBIT INDEX


*  99.1     Alliance Resource Partners, L.P. press release dated as of
            January 26, 2004

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*  Filed herewith.